UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 24, 2019

ARCIMOTO, INC.

(Exact name of registrant as specified in its charter)

Oregon

(State or other jurisdiction of incorporation)

001-38213	26-1449404
(Commission	(IRS Employer
File Number)	Identification No.)

2034 West 2nd Avenue, Eugene, OR 97402

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (541) 683-6293

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 24, 2019, Arcimoto, Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with an institutional investor (the “Investor”), pursuant to which the Company will sell 800,000 shares of common stock at the offering price of $4.25 per share for expected gross proceeds of $3.4 million. The closing of the offering is expected to occur on March 26, 2019, subject to the satisfaction of customary closing conditions. Chardan Capital Markets, LLC acted as a financial advisor for the transaction (the “Transaction”).

The shares of common stock are being offered by Arcimoto pursuant to the Company’s registration statement on Form S-3 (File No. 333-227683) filed with the Securities and Exchange Commission (the “Commission”) and declared effective by the Commission on October 17, 2018, as well as a prospectus supplement to be filed with the Commission in connection with the Transaction.

The Securities Purchase Agreement includes customary representations, warranties and covenants by the Company. The foregoing description of the Securities Purchase Agreement is qualified in its entirety by reference to the full text of such agreement which is attached to this report on Form 8-K as Exhibit 10.1 and incorporated herein by reference in its entirety.

Item 7.01 Regulation FD Disclosure.

On March 25, 2019, the Company issued a press release announcing that it had entered into the Securities Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1 attached hereto, shall be deemed “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Caution With Respect To Forward-looking Statements:

Except for historical information, all of the statements, expectations, and assumptions contained in the press release are forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions and include, without limitation, our expectations as to closing the Transaction. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and are likely to, differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors discussed from time to time in documents which we file with the SEC. In addition, such statements could be affected by risks and uncertainties related to, among other things, our ability to effectively execute on our business plan and growth strategy. Any forward-looking statements speak only as of the date on which they are made, and except as may be required under applicable securities laws, we do not undertake any obligation to update any forward-looking statements.

Item 9.01. Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement, dated March 24, 2019
99.1	Press Release dated March 25, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCIMOTO, INC.

Date: March 25, 2019	By:	/s/ Douglas M. Campoli
Douglas M. Campoli
Chief Financial Officer

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